Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 22, 2025 (the “Effective Date”) by and among WEBUY GLOBAL LTD, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), and Gao Chun Ju, Jin Wei, and Wu Chun Xian (each, a “Creditor” and collectively, the “Creditors”). The Company and the Creditors are each referred to herein individually as a “Party” and together as the “Parties.”

RECITALS

A.  Pursuant to that certain Debt Settlement and Mutual Release Agreements dated May 15, 2025 (the “Debt Settlement Agreements”), and as authorized by the written resolutions of the Company’s board of directors adopted on May 15, 2025 (the “Board Resolutions”), the Company has agreed to issue, and the Creditors have agreed to accept, an aggregate of 164,612 Class A ordinary shares, par value US$0.0000462 per share (the “Shares”), in full and final satisfaction of US$1,149,651.91 owed by PT Webuy Social Indonesia to the Creditors.

B.  In consideration for the Creditors’ entry into the Debt Settlement Agreements, the Company desires to grant, and the Creditors desire to obtain, certain registration rights with respect to the Shares, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions

Capitalized terms used but not defined elsewhere in this Agreement have the meanings set forth below:

●	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

●	“Filing Deadline” means the date that is 45 calendar days after the later of (i) the Effective Date and (ii) the date on which the Shares are first issued to a Creditor pursuant to the Debt Settlement Agreements.

●	“Indemnified Party” and “Indemnifying Party” each have the meanings set forth in Section 6.

●	“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented from time to time.

●	“Registrable Securities” means (i) all Shares and (ii) any securities issued or issuable as a dividend on, in exchange for, or otherwise in respect of the Shares, until, in each case, such securities have been sold under an effective Registration Statement or may be sold without restriction pursuant to Rule 144 (or any successor rule) under the Securities Act.

●	“Registration Period” means the period from the Effective Date until all Registrable Securities have been sold pursuant to an effective Registration Statement or otherwise cease to be Registrable Securities.

●	“Registration Statement” means a registration statement of the Company filed with, and declared effective by, the U.S. Securities and Exchange Commission (the “SEC”) covering the resale of the Registrable Securities, including all amendments and supplements thereto.

●	“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2. Registration Rights

2.1 Mandatory Registration.

(a) Filing Obligation.  The Company shall prepare and file with the SEC one Registration Statement covering all Registrable Securities on Form F-1 (or, if then available to the Company, Form F-3 or any successor form) no later than the Filing Deadline.

(b) Effectiveness Obligation.  The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable, and in any event not later than the date that is 120 calendar days after the Filing Deadline (the “Effectiveness Deadline”).

2.2 Piggy-Back Rights.

If, at any time during the Registration Period, the Company proposes to file with the SEC a registration statement under the Securities Act (other than a registration on Form S-8 or Form S-4, or any successor forms) relating to an underwritten offering of its equity securities for its own account or the account of another security holder, the Company shall, at least ten (10) days prior to such filing, give written notice to each Creditor of its intention to do so. Subject to customary underwriter cut-back provisions (applied pro rata among selling security holders), the Company shall include in such registration statement and in any related underwriting the Registrable Securities that any Creditor requests to be so included.

2.3 Registration Expenses.

The Company shall pay all expenses incident to the performance of, or compliance with, this Agreement, including (i) all SEC, stock exchange, and Financial Industry Regulatory Authority filing fees, (ii) all fees and expenses of compliance with securities or “blue sky” laws, (iii) all printing expenses, (iv) all messenger and delivery expenses, and (v) all fees and expenses of the Company’s independent certified public accountants and counsel. Each Creditor shall bear all discounts, commissions, or fees of underwriters, selling brokers, dealer managers, or similar securities industry professionals applicable to the sale of Registrable Securities by such Creditor and the fees and expenses of any counsel retained by such Creditor.

2.4 Obligations of the Creditors.

Each Creditor shall furnish to the Company such information regarding such Creditor and the distribution of Registrable Securities by such Creditor as the Company may reasonably request in writing to facilitate preparation of any Registration Statement and to comply with applicable law.

3. Rule 144 Reporting

With a view to making available to the Creditors the benefits of Rule 144 promulgated under the Securities Act, the Company covenants that it will (i) for so long as any Registrable Securities remain outstanding, make and keep public information available, as those terms are understood and defined in Rule 144, and (ii) file all reports required under Section 13 or 15(d) of the Exchange Act in a timely manner.

4. Transfer of Registration Rights

The registration rights set forth herein are personal to each Creditor and may be transferred only in connection with a transfer of Registrable Securities to a transferee who agrees in writing to be bound by the terms of this Agreement.

5. Termination

All obligations of the Company with respect to a Creditor shall terminate upon the earlier to occur of (i) the date on which all Registrable Securities held by such Creditor have been sold pursuant to an effective Registration Statement or under Rule 144 without volume or manner-of-sale restrictions, and (ii) the third anniversary of the Effective Date.

6. Indemnification

6.1 Indemnification by the Company.

To the fullest extent permitted by law, the Company shall indemnify and hold harmless each Creditor and its respective officers, directors, partners, members, and controlling persons (each, an “Indemnified Party”) against any and all losses, claims, damages, liabilities, and expenses (including reasonable attorneys’ fees) arising out of or based upon (a) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, Prospectus, or any amendment or supplement thereto, or (b) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent the same is based upon information furnished in writing to the Company by such Indemnified Party for inclusion therein.

6.2 Indemnification by the Creditors.

Each Creditor agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers, and each person who controls the Company within the meaning of the Securities Act, to the same extent as the foregoing indemnity from the Company to the Creditors, but only with respect to information furnished in writing by such Creditor for inclusion in any Registration Statement or Prospectus.

6.3 Indemnification Procedures.

If any proceeding shall be brought or asserted against any Party in respect of which indemnity may be sought hereunder, the indemnified Party shall promptly notify the indemnifying Party in writing, and the indemnifying Party shall assume the defense thereof with counsel reasonably satisfactory to the indemnified Party.  An indemnifying Party may not settle any such proceeding without the indemnified Party’s prior written consent, which consent shall not be unreasonably withheld.

7. Miscellaneous

7.1 Governing Law.  This Agreement, and all claims or causes of action (whether in contract, tort, or statute) that may be based upon, arise out of, or relate to this Agreement or the negotiation, execution, or performance of this Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict-of-laws principles.

7.2 Dispute Resolution.  Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, or other proceeding arising out of or based upon this Agreement.

7.3 Entire Agreement; Amendments.  This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral.  This Agreement may be amended, modified, or supplemented only by a written instrument executed by the Company and the holders of a majority-in-interest of the then-outstanding Registrable Securities.

7.4 Notices.  All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed given as set forth in the Debt Settlement Agreements (or, if no such provision exists, upon personal delivery, email transmission (with confirmation of receipt), or three business days after being deposited in the mail, certified mail, return receipt requested, postage prepaid).

7.5 Counterparts; Electronic Signatures.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  Signatures delivered by electronic transmission (e.g., PDF or DocuSign) shall be deemed original signatures for all purposes.

7.6 Severability.  If any provision of this Agreement is held to be unenforceable or invalid, such provision shall be severed, and the remaining provisions shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the Effective Date.

COMPANY

Webuy Global Ltd

By:	/s/ Bin Xue
Name:	Bin Xue
Title:	CEO

CREDITORS

Gao Chun Ju

Signature:	/s/ Gao Chun Ju

Jin Wei

Signature:	/s/ Jin Wei

Wu Chun Xian

Signature:	/s/ Wu Chun Xian

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